UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to § 240.14a-12.

Keystone Private Income Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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Keystone Private Income Fund

January [•], 2026

Dear Shareholder,

Keystone Private Income Fund (the “Fund”) will hold a Special Meeting of Shareholders on February [25], 2026 at the offices of Keystone National Group LLC (the “Investment Manager”) at 60 E. South Temple, Suite 2100, Salt Lake City, Utah 84111 at [9 a.m.] Mountain Time (the “Special Meeting”). This Special Meeting is being called because the shareholders of the Fund are being asked to consider the proposals set forth below. The Fund will not bear any portion of the costs related thereto. Formal notice of the Special Meeting appears on the next page and is followed by the Proxy Statement for the Special Meeting.

On December 5, 2025, the Investment Manager announced that Virtus Investment Partners, Inc. (“Virtus”) has agreed to acquire a majority equity interest in the Investment Manager from its current owners, including certain senior professionals of the Investment Manager (such owners collectively, the “Sellers,” and such transaction, the “Transaction”). The closing of the Transaction is expected to occur in the first quarter of 2026, subject to customary closing conditions and applicable regulatory, fund shareholder, and other client approvals. Following the Transaction, the current investment professionals of the Investment Manager are expected to remain employees of the Investment Manager and continue to manage the Fund.

As an important condition to entering into the Transaction, the senior professionals of the Investment Manager sought to maintain autonomy with respect to ongoing investment activity and general day-to-day operations in consultation with Virtus. No senior professionals of the Investment Manager will be retiring or replaced as a result of the Transaction, and no employees of Virtus will become employees of the Investment Manager.  While Virtus will be acquiring a majority equity interest in the Investment Manager, the senior professionals of the Investment Manager are entering into long-term employment agreements and will continue to serve as the senior leadership team of the Investment Manager and officers of the Fund.

Pursuant to applicable law and regulation, the Fund’s investment management agreement with the Investment Manager will terminate automatically upon closing of the Transaction because of the change in control of the Investment Manager. In order to ensure that the Investment Manager is able to continue managing the Fund, therefore, you are being asked to approve at the Special Meeting a new investment management agreement with the Investment Manager (the “New Investment Management Agreement”). The proposal to approve the New Investment Management Agreement is described in the enclosed Proxy Statement.

Separately, in order for Fund shares to be sold to investors who are currently not permitted to invest in the Fund because they are not “qualified clients” within the meaning of the Investment Advisers Act of 1940, as amended, the Investment Manager is proposing a change in the method of calculating the incentive fee. Under the current investment management agreement, the incentive fee is calculated based on the net profits of the Fund, which reflect changes in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses. The Investment Manager proposes that the calculation of the incentive fee be based on the Fund’s net income, which does not reflect realized capital gains or losses or unrealized appreciation or depreciation (the “Incentive Fee Proposal”). If the Incentive Fee Proposal is approved by shareholders, for not less than two years from the date of the New Investment Management Agreement, the Investment Manager will cap the incentive fee earned so that the Fund does not pay a higher incentive fee than it would have paid under the prior methodology. The Incentive Fee Proposal is described in the enclosed Proxy Statement.

After reviewing the proposals, the Fund’s Board of Trustees (the “Board”) believes that approving both of the proposals is in the best interests of the Fund and its shareholders. Accordingly, the Board has unanimously voted to approve both of the proposals and to recommend that the shareholders of the Fund also approve both of the proposals.

Thank you for your investment in the Fund. I encourage you to exercise your rights in governing the Fund by voting on the proposals. The Board recommends that you vote FOR both of the proposals. Your vote is important.

Whether or not you expect to attend the Special Meeting, it is important that your shares be represented. Your immediate response will help reduce the need for the Fund to conduct additional proxy solicitations. Please review the attached proxy statement that has been sent to you by electronic mail (e-mail), or by paper copy mailing (according to your delivery instructions on file with the Investment Manager), and then vote by Internet, telephone or mail as soon as possible. If you vote by mail, please sign and return all of the proxy cards included in this package. If you have any questions regarding the proposals or the voting process, please call our proxy tabulator, Okapi Partners, LLC, toll free at (855) 305-0857.

If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on the Investor Portal at our website at www.keystonenational.com. We encourage you to check the website prior to the Special Meeting if you plan to attend the Special Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

Sincerely,

Kent Misener
Chairman and Trustee

IMPORTANT INFORMATION

Q.	Why am I receiving this proxy statement?

A.	You are being asked to vote on two important matters affecting the Fund.

On December 5, 2025, Keystone National Group, LLC (“Keystone” or the “Investment Manager”) announced that Virtus Investment Partners, Inc. (“Virtus”) has agreed to acquire a majority interest in the Investment Manager from its current owners, including certain senior professionals of the Investment Manager (such owners collectively, the “Sellers,” and such transaction, the “Transaction”). The closing of the Transaction is expected to occur in the first quarter of 2026, subject to customary closing conditions and applicable regulatory, fund shareholder, and other client approvals. Following the Transaction, the current investment professionals of the Investment Manager are expected to remain employees of the Investment Manager and continue to manage the Fund.

Pursuant to applicable law and regulation, the Fund’s investment management agreement with the Investment Manager will terminate automatically upon closing of the Transaction because of the change in control of the Investment Manager. In order to ensure that the Investment Manager is able to continue managing the Fund, therefore, you are being asked to approve at the Special Meeting a new investment management agreement with the Investment Manager (the “New Investment Management Agreement”).

Separately, in order for Fund shares to be sold to investors who are currently not permitted to invest in the Fund because they are not “qualified clients” within the meaning of the Investment Advisers Act of 1940, as amended, the Investment Manager is proposing a change in the method of calculating the incentive fee. Currently, the incentive fee is calculated based on the net profits of the Fund, which reflect changes in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses. The Investment Manager proposes that the incentive fee be calculated based on the Fund’s net income, which does not reflect realized capital gains or losses or unrealized appreciation or depreciation (the “Incentive Fee Proposal”).

If the Incentive Fee Proposal is approved, the aggregate amount of incentive fees payable to the Investment Manager may increase. However, for not less than two years from the date of the New Investment Management Agreement, the Investment Manager will cap the incentive fee earned so that the Fund does not pay a higher incentive fee than it would have paid under the prior methodology.

You are therefore being asked to approve the Incentive Fee Proposal.

For the avoidance of doubt, you may vote separately on each proposal, and the New Investment Management Agreement could be approved without adoption of the Incentive Fee Proposal.

Q.	Will there be any changes to the Fund’s investment program or portfolio managers as a result of the Transaction?

A.	No material change in the investment program or change in the day-to-day portfolio management of the Fund is expected as a result of the Transaction.

As an important condition to entering into the Transaction, the senior professionals of the Investment Manager sought to maintain autonomy with respect to ongoing investment activity and general day-to-day operations in consultation with Virtus. No senior professionals of the Investment Manager will be retiring or replaced as a result of the Transaction, and no employees of Virtus will become employees of the Investment Manager.  While Virtus will be acquiring a majority equity interest in the Investment Manager, the senior professionals of the Investment Manager are entering into long-term employment agreements and will continue to serve as the senior leadership team of the Investment Manager and officers of the Fund.

Q.	Will the investment management fee be the same under the New Investment Management Agreement?

A.	There is no proposed change to the basic management fee payable by the Fund to the Investment Manager. The investment management fee applicable to the Fund under the New Investment Management Agreement will be the same as the rate in effect prior to the Transaction. The terms of the New Investment Management Agreement are materially identical in substance to the terms to the current investment management except that if shareholders approve the Incentive Fee Proposal, the incentive fee payable to Keystone will be calculated differently, as described below. Changing the type of incentive fee will allow Fund shares to be sold to investors who are currently not permitted to invest in the Fund because they are not “qualified clients” within the meaning of the Investment Advisers Act of 1940, as amended (“Advisers Act”).

Q.	How will the Incentive Fee Proposal affect the amount of the fees paid to the Investment Manager?

A.	If the Incentive Fee Proposal is approved, the incentive fee payable by the Fund to the Investment Manager will be calculated differently than it is currently. Under the Fund’s current investment management agreement, the incentive fee paid by the Fund is based on net profits of the Fund, which reflect changes in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses. Under the Incentive Fee Proposal, the incentive fee would be based on the Fund’s net income, which does not reflect realized capital gains or losses or unrealized appreciation or depreciation. However calculated, the incentive fee is a function of the performance of the Fund over time, which cannot be predicted with certainty. Shareholders are advised that the calculation of the incentive fee is highly dependent upon a significant number of variables, including the size and growth of the Fund, the amount and timing of net investment income earned by the Fund, the amount and timing of expenses incurred by the Fund, redemptions, new subscriptions, the amount and timing of excess cash held by the Fund and many other factors. It is impossible to predict with certainty the amount, if any, of incentive fee that may be payable for any period. If the Incentive Fee Proposal is approved, for not less than two years from the date of the New Investment Management Agreement, the Investment Manager will cap the incentive fee earned so that the Fund does not pay a higher incentive fee than it would have paid under the prior methodology.

General Matters.

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	No. These costs will be borne by Virtus and the Investment Manager.

Q.	What will happen if shareholders of the Fund do not approve the New Investment Management Agreement at the Special Meeting of Shareholders on February [25], 2026 (the “Special Meeting”)?

A.	If the shareholders of the Fund have not approved the New Investment Management Agreement and the parties to the Transaction proceed to close the Transaction, then the Fund’s current investment management agreement will automatically terminate and an interim management agreement with the Investment Manager that has been approved by the Board will go into effect to permit additional time to solicit shareholder approval of the New Investment Management Agreement. In such an event, the Board may take any further action it deems to be in the best interest of the Fund and its shareholders.

Q.	What will happen if shareholders of the Fund do not approve the Incentive Fee Proposal at the Special Meeting?

A.	If the shareholders of the Fund do not approve the Incentive Fee Proposal at the Special Meeting, then the Fund’s current incentive fee methodology – whereby the incentive fee paid by the Fund is based on the net profits of the Fund, which reflect changes in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses – will be included in the New Investment Management Agreement. Changing the type of incentive fee as proposed would allow Fund shares to be sold to investors who are currently not permitted to invest in the Fund because they are not “qualified clients” within the meaning of the Advisers Act. If the Incentive Fee Proposal is not approved, the Fund’s investors will continue to be limited to “qualified clients.”

Q.	How does the Board recommend that I vote?

A.	The Board believes that the proposals are in the best interests of the Fund and its shareholders, including because it will allow the existing portfolio management team to continue to provide investment management services to the Fund after the change in control and because the Incentive Fee Proposal will allow investors that are not “qualified clients” to invest in the Fund, resulting in a larger, potentially more efficient portfolio. Consequently, the members of the Board, including all of the trustees who are not “interested persons” (as defined in the Investment Company 1940 Act (the “1940 Act”)) of the Fund (the “Independent Trustees”), recommend that you vote in favor of both of the proposals.

Q.	What shareholder vote is required for the New Investment Management Agreement and the Incentive Fee Proposal to be approved?

A.	Approval of the New Investment Management Agreement and approval of the Incentive Fee Proposal require separate votes of the “affirmative vote of a majority of the outstanding shares” of the Fund within the meaning of the 1940 Act, which means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the outstanding voting securities of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund entitled to vote at such meeting are present in person or by proxy; or (b) of the holders of more than 50% of the outstanding voting securities of the Fund entitled to vote at such meeting, whichever is less.

Q.	I have only a few shares — does my vote matter?

A.	Your vote is important. If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Special Meeting. If it appears that there will not be a quorum, the Fund would have to send additional communications or otherwise solicit shareholders to try to obtain more votes.

Q.	What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the proposals. Unless you attend the Special Meeting to vote in person, your vote (cast by Internet, phone or mail) must be received by the Fund by 11:59 p.m. Mountain Time on February [24], 2026.

Q.	Who is eligible to vote?

A.	Any person who owned shares of the Fund on the “record date,” which was November 30, 2025 (even if that person has since sold those shares).

Q.	How can I vote?

A.	You may vote in any of three ways:

o	By Internet: please follow the instructions on your proxy cards.
o	By Telephone: please call the toll-free phone number indicated on your proxy cards.
o	By Mail: please mail your proxy cards to the address indicated.
o	In person at the Special Meeting at the offices of Keystone at 60 E. South Temple, Suite 2100, Salt Lake City, Utah 84111 at 9 a.m. Mountain Time on February [25], 2026.

We encourage you to vote via the Internet or telephone using the control number on your proxy cards and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow-up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	Whom should I call if I have questions?

A.	If you have any questions regarding the proposal or the voting process, please call our proxy tabulator, Okapi Partners, LLC, toll-free at (855) 305-0857. Representatives are available to take your call Monday–Friday, 9 a.m. to 8 p.m., Eastern time.

Q.	How should I sign the proxy cards?

A.	You should sign your name exactly as it appears on the proxy cards. Unless you have instructed us otherwise, either owner of a joint account may sign the cards, but again, the owner must sign the name exactly as it appears on the cards. The proxy cards for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority- for example, “Mary Smith, Custodian.”

Keystone Private Income Fund

235 West Galena Street
Milwaukee, WI 53122

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held February [25], 2026

Keystone Private Income Fund (the “Fund”) will host a Special Meeting of Shareholders on February [25], 2026 at the offices of Keystone National Group LLC at 60 E. South Temple, Suite 2100, Salt Lake City, Utah 84111, at 9:00 a.m. Mountain Time (the “Special Meeting”). This Special Meeting of the Fund is being held so that shareholders can consider the following proposals (the “Proposals”):

1.       Approval of a new investment management agreement between the Fund and Keystone National Group, LLC (“Keystone” or the “Investment Manager”) in light of the anticipated change in control of the Investment Manager.

2.       Approval of an incentive fee payable to the Investment Manager that is based on the net income of the Fund, excluding realized capital gains or losses or unrealized appreciation or depreciation.

3.       To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF BOTH OF THE PROPOSALS LISTED ABOVE.

Shareholders of record of the Fund at the close of business on the record date, November 30, 2025, are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card is being delivered by e-mail to shareholders on or about January [__], 2026 to such shareholders of record.

By Order of the Board of Trustees,

Kent Misener
Chairman and Trustee

January [__], 2026

YOUR VOTE IS IMPORTANT

You can vote easily and quickly by Internet or telephone. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up communications by voting today.

Keystone Private Income Fund
235 West Galena Street
Milwaukee, WI 53122

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
February [25], 2026

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board”) of Keystone Private Income Fund (the “Fund”) in connection with the solicitation of proxies to be used at a Special Meeting of Shareholders (the “Special Meeting”) of the Fund. The following table identifies the proposals set forth in this proxy statement.

Proposal Number	Proposal Description
1	Approval of a new investment management agreement between the Fund and Keystone National Group, LLC (“Keystone” or the “Investment Manager”) in light of the anticipated change in control of the Investment Manager.
2	Approval of an incentive fee payable to the Investment Manager that is based on the net income of the Fund, excluding realized capital gains or losses or unrealized appreciation or depreciation.

You will find this proxy statement divided into four parts:

Part 1	Provides details on the proposals to approve (1) a new investment management agreement between the Fund and the Investment Manager in light of the anticipated change in control of the Investment Manager, and (2) an incentive fee payable to the Investment Manager that is based on the net income of the Fund, excluding realized capital gains or losses or unrealized appreciation or depreciation (see page [3])

Part 2	Provides information about ownership of shares of the Fund (see page [14])

Part 3	Provides information on proxy voting and the operation of the Special Meeting (see page [15])

Part 4	Provides information on other matters (see page [17])

Please read the proxy statement before voting on the proposals. Please call toll-free at (855) 305-0857 if you have any questions about the proxy statement, or if you would like additional information.

We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be delivered by e-mail to shareholders beginning on or about January [__], 2026.

Shareholder Reports. The Fund’s most recent annual report to shareholders is available at no cost. You may obtain a copy of the report through the Fund’s website at www.keystonenational.com, by calling the Fund at 1-888-332-3320 or on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Important Notice Regarding the Availability of Materials
for the Shareholder Meeting to be Held on February [25], 2026

The proxy statement for the Special Meeting is available at www.okapivote.com/Keystone.

PART 1

DESCRIPTION OF THE PROPOSALS

Approval of a new investment management agreement in light of the anticipated change in control of the Investment Manager

APPROVAL OF A CHANGE IN THE CALCULATION OF THE INCENTIVE FEE

Introduction

As previously stated, on December 5, 2025, Keystone National Group, LLC ( “Keystone” or the “Investment Manager”) announced that Virtus Investment Partners, Inc. (“Virtus”) has agreed to acquire a majority interest in the Investment Manager from its current owners, including certain senior professionals of the Investment Manager (such owners collectively, the “Sellers” and such transaction, the “Transaction”). The closing of the Transaction is expected to occur in the first quarter of 2026, subject to customary closing conditions and applicable regulatory, fund shareholder, and other client approvals. Following the Transaction, the current investment professionals of the Investment Manager are expected to remain employees of the Investment Manager and continue to manage the Fund.

As an important condition to entering into the Transaction, the senior professionals of the Investment Manager sought to maintain autonomy with respect to ongoing investment activity and general day-to-day operations in consultation with Virtus. No senior professionals of the Investment Manager will be retiring or replaced as a result of the Transaction, and no employees of Virtus will become employees of the Investment Manager.  While Virtus will be acquiring a majority equity interest in the Investment Manager, the senior professionals of the Investment Manager are entering into long-term employment agreements and will continue to serve as the senior leadership team of the Investment Manager and officers of the Fund.

Pursuant to applicable law and regulation, the Fund’s investment management agreement with the Investment Manager will terminate automatically upon closing of the Transaction because of the change in control of the Investment Manager. In order to ensure that the Investment Manager is able to continue managing the Fund, therefore, you are being asked to approve at the Special Meeting a new investment management agreement with the Investment Manager (the “New Investment Management Agreement”).

Separately, the Investment Manager has proposed to change the calculation of the Fund’s incentive fee payable to the Investment Manager. The incentive fee is calculated under current investment management agreement based upon the total rate of return of the Fund. It is proposed that the incentive fee instead be calculated based upon the net income of the Fund, excluding realized capital gains or losses or unrealized appreciation or depreciation (the “Incentive Fee Proposal”). Changing the type of incentive fee will allow Fund shares to be sold to investors who are currently not permitted to invest in the Fund because they are not “qualified clients” within the meaning of the Investment Advisers Act of 1940, as amended. For not less than two years from the date of the Amended Investment Management Agreement, the Investment Manager will cap the incentive fee earned so that the Fund does not pay a higher incentive fee than it would have paid under the prior methodology.

Information About the Investment Manager

The Investment Manager is a registered investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Investment Manager has responsibility for the overall management of the Fund. It is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund. The principal place of business of the Investment Manager is located at 60 E. South Temple, Suite 2100, Salt Lake City, Utah 84111. As of September 30, 2025, the Investment Manager had approximately $2.5 billion in assets under management.

Transaction Not Expected to Adversely Affect the Investment Manager or the Fund

The Transaction is not expected to result in any change in the portfolio management of the Fund or to the services provided by the Investment Manager or to diminish in any the level of investment advisory services previously provided by the Investment Manager. Following the Transaction, Keystone will continue to operate its business with the same investment teams and under the same leadership.

Description of the Current Investment Management Agreement and the New Investment Management Agreement

The Fund is party to the Investment Management Agreement dated as of December 29, 2020 with the Investment Manager under which the Investment Manager acts as the investment adviser to the Fund(the “Current Investment Management Agreement”). The Current Investment Management Agreement was last approved by the Fund’s Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to such agreement (collectively, the “Independent Trustees”), at an in-person meeting held on December 2, 2025. The Current Investment Management Agreement provides that such agreement would automatically terminate in the event of its assignment, as required by Section 15(a) of the 1940 Act. An “assignment” of an investment management agreement includes a direct transfer or hypothecation of the agreement as well as a direct or indirect transfer of a controlling block of the investment adviser’s outstanding voting securities (sometimes referred to as a “change of control”). The Current Investment Management Agreement will therefore terminate automatically in the event that a change of control occurs in connection with the Transaction.

At meetings held on December 2, 2025 and January 6, 2026, the Board, including the Independent Trustees, unanimously approved, subject to the approval of the shareholders of the Fund, (i) the New Investment Management Agreement, a form of which is attached to this Proxy Statement as Exhibit A, and (ii) the Incentive Fee Proposal, the calculation methodology of which is set forth in a marked copy of the Current Investment Management Agreement that is attached to this Proxy Statement as Exhibit B. The description of the New Investment Management Agreement below identifies the material terms of the form of agreement in Exhibit A, and the description of the Incentive Fee Proposal below identifies the material terms of the form of agreement in Exhibit B.

Services. Under the terms of each of the Current Investment Management Agreement and the New Investment Management Agreement (each, an “Agreement”), the Investment Manager, subject to the supervision of the Board, is obligated to furnish continuously an investment program for the Fund, to make investment decisions on behalf of the Fund, and to place all orders for the purchase and sale of portfolio securities. Each Agreement provides that the Investment Manager may alternatively, at its expense and subject to the approval of the Board and shareholders of the Fund as necessary, select and contract with one or more subadvisers to perform investment management services for the Fund, although doing so would not relieve the Investment Manager of its responsibilities under the respective Agreement. The Investment Manager (and not the Fund) is responsible for the Investment Manager’s expenses in performing the services under the Agreement, including compensating portfolio managers and any subadviser.

Fund Transactions. The Current Investment Management Agreement, and the proposed New Investment Management Agreement provide that the Investment Manager is authorized to select the brokers or dealers and other professional advisors and consultants that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain “best execution” considering the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Confidential Private Placement Memorandum and statement of additional information (“SAI”), and that the Investment Manager will promptly communicate to the officers and Board of Trustees such information relating to portfolio transactions as they may reasonably request. Both agreements also provide that the Investment Manager will not be deemed to have acted unlawfully or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under the either agreement or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s Confidential Private Placement Memorandum and SAI.

Compensation of the Investment Manager. If shareholders approve the Incentive Fee Proposal, as described below, the amount of the incentive fee would be calculated based on the Fund’s net investment income, excluding realized capital gains or losses or unrealized appreciation or depreciation but including interest income, dividend income and any other income (including any fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from its underlying investments). Please see Exhibit B to this Proxy Statement for a marked copy of the Current Investment Management Agreement setting forth the changes to the incentive fee calculation methodology. .

Payment of Expenses. Each Agreement provides that the Investment Manager is responsible for the payment of certain expenses, and the Fund is generally otherwise responsible for the payment of its own expenses.

Duration and Termination. The Current Investment Management Agreement is dated December 29, 2020 and was approved by a vote of the shareholders of the Fund on December 29, 2020. Both the Current Investment Management Agreement, and the proposed New Investment Management Agreement continue for an initial two year term and may be continued for successive annual periods upon the approval of a majority of the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”), voting separately. If approved by Fund shareholders, the New Investment Management Agreement will continue for an initial term of two years from the date of its approval. Each Agreement provides that it will continue in effect for successive periods of one year only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to the agreement or interested persons of any such party, as such term is defined in the 1940 Act, and (b) by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the Fund. Each Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Board or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Investment Manager, or by the Investment Manager at any time without the payment of any penalty, on sixty (60) days written notice to the Fund. Each Agreement provides that the agreement will automatically and immediately terminate in the event of its assignment.

Limitation of Liability. Each Agreement provides that the Investment Manager will not be liable for any error of judgment, mistake of law or for any act or omission in connection with the performance of services to the Fund, except as otherwise may be provided under provisions of applicable law, and except for a loss resulting from the Investment Manager’s willful misfeasance, gross negligence or reckless disregard in the performance of its duties under the agreement. The Fund will indemnify the Investment Manager to the fullest extent permitted by law against any liability or expense that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the Investment Manager’s willful misfeasance, bad faith or reckless disregard of its obligations to the Fund. The Investment Manager will indemnify the Fund and all controlling persons of the Fund to the fullest extent permitted by law against any liability or expense that arises in connection with the performance of services to the Investment Manager, so long as the liability and expense is not incurred by reason of the person’s willful misfeasance, gross negligence, or reckless disregard of its obligations to the Investment Manager.

Calculation of Fees under the Current Investment Management Agreement

Pursuant to the Current Investment Management Agreement, the Investment Manager is entitled to a management fee, calculated and payable monthly in arrears, at the annual rate of 1.5% of the Fund’s net assets during such monthly period. The management fee applicable to the Fund under the New Investment Management Agreement will be the same as the rate in effect under the Current Investment Management Agreement.

The Investment Manager is also entitled to an incentive fee calculated and payable monthly in arrears based upon the Fund’s net profits for the immediately preceding month, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets equal to 0.58333333% per month (or an annualized hurdle rate of 7.00%), subject to a “catch-up” feature (the “Incentive Fee”). Currently, for purposes of the Current Incentive Fee, the term “net profits” means the amount by which the net asset value (the “NAV”) of the Fund on the last day of the relevant month exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee). The Fund maintains a memorandum account (the “Loss Recovery Account”), which had an initial balance of zero and is (i) increased upon the close of each calendar month of the Fund by the amount of the net losses of the Fund for the month, and (ii) decreased (but not below zero) upon the close of each calendar month by the amount of the net profits of the Fund for the month.

Proposed Calculation of Income-Based Incentive Fee

If the Incentive Fee Proposal is approved, the basis for the incentive fee will be changed from the Fund’s net profits to its net income, which excludes realized capital gains or losses and unrealized appreciation or depreciation (the “Income-Based Incentive Fee”). Under the Incentive Fee Proposal, the Fund will pay the Investment Manager an incentive fee calculated and payable monthly in arrears based upon the Fund’s “Pre-Incentive Fee Net Investment Income” (defined below) for the immediately preceding month (the “Incentive Fee”). Payment of the Income-Based Incentive Fee shall be subject to a hurdle rate, expressed as a rate of return on the value of the Fund’s net assets equal to 0.68627451% per month (or an annualized hurdle rate of 8.24%) (the “Hurdle Rate”), subject to a “catch-up” feature (as described below). For purposes of the Income-Based Incentive Fee, net assets shall be calculated for the relevant month as the NAV of the Fund as of the first business day of each month.

The Income-Based Incentive Fee will be calculated each month as follows:

•	No Income-Based Incentive Fee is payable to the Investment Manager in any calendar month in which the Fund’s Pre-Incentive Fee Net Investment Income, expressed as a percentage over the Fund’s net assets of the relevant month (the “Pre-Incentive Fee Net Investment Income Percentage”), does not exceed the Hurdle Rate;

•	100% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income (if any) is payable to the Investment Manager with respect to the portion of the Pre-Incentive Fee Net Investment Income Percentage that exceeds the Hurdle Rate but is less than or equal to 0.68627451% in any calendar month (8.24% annualized). This portion of the Income-Based Incentive Fee is referred to as the “catch-up” and is intended to provide the Investment Manager with an incentive fee of 15.00% on all of the Fund’s Pre-Incentive Fee Net Investment Income when the Fund’s Pre-Incentive Fee Net Investment Income Percentage reaches 0.68627451% (8.24% annualized) in any calendar month; and

•	15.00% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income (if any) is payable to the Investment Manager with respect to the portion of the Pre-Incentive Fee Net Investment Income Percentage that exceeds 0.68627451% (8.24% annualized) in any calendar month once the Hurdle Rate and catch-up have been achieved.

For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund (or its wholly-owned subsidiaries) receives from portfolio companies) accrued during the calendar month, minus the Fund’s operating expenses for the month (including the Investment Management Fee, expenses and fees paid under the Administration Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock or credit agreements, but excluding the Income-Based Incentive Fee and any shareholder servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature, accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized appreciation or depreciation.

The Board believes that it is appropriate to change the basis of the incentive fee payable to the Investment Manager, because do so will allow investors that are not “qualified clients” to invest in the Fund, resulting in a larger, potentially more efficient portfolio. If the Incentive Fee Proposal is approved by shareholders, for not less than two years from the date of the New Investment Management Agreement, the Investment Manager will cap the incentive fee earned so that the Fund does not pay a higher incentive fee than it would have paid under the prior methodology.

No change is proposed to the management fee payable by the Fund to the Investment Manager.

At the Special Meeting, shareholders will be asked to approve the Incentive Fee Proposal. A marked copy of the Current Investment Management Agreement setting forth the changes to the incentive fee calculation methodology is included at Exhibit B to this Proxy Statement. If the Incentive Fee Proposal is approved by shareholders, the New Investment Management Agreement, inclusive of the income-only incentive fee calculation methodology, would replace the Fund’s Current Investment Management Agreement, as applicable.

Management Fees and Incentive Fees

The aggregate amount of fees that the Fund paid to the Investment Manager during the fiscal year ended September 30, 2025 was $50,026,828, which was comprised of $24,049,009 of management fees and $25,977,819 of incentive fees. If the New Investment Management Agreement, inclusive of the income-only incentive fee calculation methodology, had been in effect during that period, the aggregate amount of the fees for the same period would have been $55,025,394, which was comprised of $24,049,009 of management fees and $30,976,385 of incentive fees, reflecting a 10% increase in fees. However, as noted above, if the Incentive Fee Proposal is approved by shareholders, for not less than two years from the date of the New Investment Management Agreement, the Investment Manager will agree to cap the incentive fee earned so that the Fund does not pay a higher incentive fee than it would have paid under the prior methodology (the “Incentive Fee Cap Agreement”). The Incentive Fee Cap Agreement will be made in writing and neither the Investment Manager nor the Fund will be able to terminate it without the consent of the other.

The following table shows the Fund’s expenses for Class A Shares, Class D Shares, Class Y Shares, Class I Shares and Class Z Shares expressed as a percentage of average assets: (i) based on actual expenses incurred during the fiscal year ended September 30, 2025 under the Current Investment Management Agreement and (ii) on a pro forma basis as if the New Investment Management Agreement, inclusive of the income-only incentive fee calculation methodology, had been in effect during the fiscal year; provided, however, that the pro forma expenses shown in the table below do not reflect the effect of the Incentive Fee Cap Agreement, which would have resulted in the pro forma expenses not exceeding the actual expenses shown in the table below..

ACTUAL EXPENSES

Shareholder Transaction Expenses	Class A Shares	Class D Shares	Class Y Shares	Class I Shares	Class Z Shares
Sales Charge (as a percentage of subscription amount)(1)	3.50%	3.50%	None	None	None
Early repurchase fee (as a percentage of repurchase proceeds)(2)	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fees(3)	1.50%	1.50%	1.50%	1.50%	1.50%
Incentive Fee(3)	1.75%	1.75%	1.75%	1.75%	1.75%
Distribution and Servicing Fees(4)	1.00%	0.90%	0.25%	0.15%	None
Fees and Interest Payments on Borrowed Funds	0.43%	0.43%	0.43%	0.43%	0.43%
Other Expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Total Annual Expenses	4.93%	4.83%	4.18%	4.08%	3.93%

PRO FORMA EXPENSES

Shareholder Transaction Expenses	Class A Shares	Class D Shares	Class Y Shares	Class I Shares	Class Z Shares
Sales Charge (as a percentage of subscription amount)(1)	3.50%	3.50%	None	None	None
Early repurchase fee (as a percentage of repurchase proceeds)(2)	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fees(5)	1.50%	1.50%	1.50%	1.50%	1.50%
Incentive Fee(5)	1.95%	1.95%	1.95%	1.95%	1.95%
Distribution and Servicing Fees(4)	1.00%	0.90%	0.25%	0.15%	None
Fees and Interest Payments on Borrowed Funds	0.43%	0.43%	0.43%	0.43%	0.43%
Other Expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Total Annual Expenses	5.13%	5.03%	4.38%	4.28%	4.13%

(1)	Investments in Class A Shares and Class D Shares are subject to a sales charge of 3.50%. No sales charge will be charged on purchases of Class Y Shares, Class I Shares and Class Z Shares.

(2)	If the interval between the date of purchase of Shares and the valuation date with respect to the repurchase of such Shares is less than 365 calendar days, then such repurchase will be subject to a 2.00% early repurchase fee payable to the Fund. In determining whether the repurchase of Shares is subject to an early repurchase fee, the Fund will repurchase that portion of the Shares held the longest first.

(3)	Pursuant to the Current Investment Management Agreement, and in consideration of the advisory services provided by the Investment Manager to the Fund, the Investment Manager is entitled to a fee consisting of two components—the Investment Management Fee and the Incentive Fee. For its provision of advisory services to the Fund, the Investment Manager receives an annual Investment Management Fee, calculated and payable monthly in arrears, equal to 1.50% of the Fund’s net assets determined as of month-end. The Investment Management Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders. The Incentive Fee is calculated and payable monthly in arrears based upon the Fund’s net profits for the immediately preceding month, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 0.5833333% per month (or an annualized hurdle rate of 7.00%), subject to a “catch-up” feature. The Incentive Fee will be equal to 15.0% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account. For the purposes of the Incentive Fee, the term “net profits” means the amount by which the NAV of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee). The “catch-up” feature is intended to provide the Adviser with an incentive fee of 15% on all of the Fund’s net profits when the Fund’s net profits reach 0.68627451% of net assets in any calendar month (8.24% annualized). For purposes of the Incentive Fee, net assets shall be calculated for the relevant month as the NAV of the Fund as of the first business day of each month.

(4)	The Fund may charge a distribution and/or shareholder servicing fee up to a maximum of 1.00% per year on Class A Shares, a maximum of 0.90% per year on Class D Shares, a maximum of 0.25% per year on Class Y Shares, and a maximum of 0.15% on Class I Shares on an annualized basis of the aggregate net assets of the Fund attributable to each such class. The Fund may use these fees, in respect of the relevant class, to compensate financial intermediaries or financial institutions for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Class A Shares, Class D Shares, Class Y Shares or Class I Shares of the Fund.

(5)	Under the proposed New Investment Management Agreement, inclusive of the income-only incentive fee calculation methodology, there will be no change in the calculation of the Investment Management Fee and the Fund will pay the Investment Manager an incentive fee calculated and payable monthly in arrears based upon the Fund’s Pre-Incentive Fee Net Investment Income for the immediately preceding month (the “Income-Based Incentive Fee”). Payment of the Income-Based Incentive Fee shall be subject to a hurdle rate, expressed as a rate of return on the value of the Fund’s net assets equal to 0.5833333% per month (or an annualized hurdle rate of 7.00%) (the “Hurdle Rate”), subject to a “catch-up” feature (as described below). For purposes of the Income-Based Incentive Fee, net assets shall be calculated for the relevant month as the NAV of the Fund as of the first business day of each month. “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund (or its wholly-owned subsidiaries) receives from portfolio companies) accrued during the calendar month, minus the Fund’s operating expenses for the month (including the Investment Management Fee, expenses and fees paid to under the Administration Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock or credit agreements, but excluding the Income-Based Incentive Fee and any shareholder servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature, accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized appreciation or depreciation. No Income-Based Incentive Fee is payable to the Investment Manager in any calendar month in which the Fund’s Pre-Incentive Fee Net Investment Income, expressed as a percentage over the Fund’s net assets of the relevant month (the “Pre-Incentive Fee Net Investment Income Percentage”), does not exceed the Hurdle Rate. 100% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income (if any), is payable to the Investment Manager, with respect the portion of the Pre-Incentive Fee Net Investment Income Percentage that exceeds the Hurdle Rate but is less than or equal to 0.68627451% in any calendar month (8.24% annualized). This portion of the Income-Based Incentive Fee is referred to as the “catch-up” and is intended to provide the Investment Manager with an incentive fee of 15.00% on all of the Fund’s Pre-Incentive Fee Net Investment Income when the Fund’s Pre-Incentive Fee Net Investment Income Percentage reaches 0.68627451% (8.24% annualized) in any calendar month. 15.00% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income (if any), is payable to the Investment Manager, with respect to the portion of the Pre-Incentive Fee Net Investment Income Percentage that exceeds 0.068627451% (8.24% annualized) in any calendar month once the Hurdle Rate and catch-up have been achieved.

The following examples demonstrate the projected dollar amount of total expenses that would be incurred over various periods with respect to a $1,000 investment assuming the Fund’s direct and indirect annual operating expenses would remain at the percentage levels set forth in the tables above and Shares earn a 5% annual return, on an actual and on a pro forma basis as if the proposed New Investment Management Agreement, inclusive of the income-only incentive fee calculation methodology, had been in effect during the fiscal year ended September 30, 2025; provided, however, that the pro forma basis shown in the table below does not reflect the effect of the Incentive Fee Cap Agreement, which would have resulted in the pro forma basis equaling the actual results shown in the table below.

ACTUAL

Class A Shares

You Would Pay the Following Expenses Based on the Imposition of the 3.50% Sales Charge, a 1.00% Distribution and Servicing Fee and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:

1 Year	3 Years	5 Years	10 Years
$67	$134	$206	$415

Class D Shares

You Would Pay the Following Expenses Based on the Imposition of the 3.50% Sales Charge, a 0.90% Distribution and Servicing Fee and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:

1 Year	3 Years	5 Years	10 Years
$66	$131	$201	$405

Class Y Shares You Would Pay the Following Expenses Based on the Imposition of a 0.25% Distribution and Servicing Fee and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$25	$79	$138	$312

Class I Shares You Would Pay the Following Expenses Based on the Imposition of a 0.15% Distribution and Servicing Fee and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$24	$76	$133	$301

Class Z Shares You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$23	$71	$124	$284

PRO FORMA

Class A Shares

You Would Pay the Following Expenses Based on the Imposition of the 3.50% Sales Charge, a 1.00% Distribution and Servicing Fee and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:

1 Year	3 Years	5 Years	10 Years
$67	$134	$206	$415

Class D Shares

You Would Pay the Following Expenses Based on the Imposition of the 3.50% Sales Charge, a 0.90% Distribution and Servicing Fee and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:

1 Year	3 Years	5 Years	10 Years
$66	$131	$201	$405

Class Y Shares You Would Pay the Following Expenses Based on the Imposition of a 0.25% Distribution and Servicing Fee and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$25	$79	$138	$312

Class I Shares You Would Pay the Following Expenses Based on the Imposition of a 0.15% Distribution and Servicing Fee and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$24	$76	$133	$301

Class Z Shares You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$23	$71	$124	$284

The following examples demonstrate the projected dollar amount of total expenses that would be incurred over various periods with respect to a $1,000 investment assuming the Fund’s direct and indirect annual operating expenses would remain at the percentage levels set forth in the tables above and Shares earn a 8% annual return, on an actual and on a pro forma basis as if the proposed New Investment Management Agreement, inclusive of the income-only incentive fee calculation methodology, had been in effect during the fiscal year ended September 30, 2025; ; provided, however, that the pro forma basis shown in the table below does not reflect the effect of the Incentive Fee Cap Agreement, which would have resulted in the pro forma basis equaling the actual results shown in the table below.

ACTUAL

Class A Shares

You Would Pay the Following Expenses Based on the Imposition of the 3.50% Sales Charge, a 1.00% Distribution and Servicing Fee and a $1,000 Investment in the Fund, Assuming a 8% Annual Return:

1 Year	3 Years	5 Years	10 Years
$76	$167	$269	$584

Class D Shares

You Would Pay the Following Expenses Based on the Imposition of the 3.50% Sales Charge, a 0.90% Distribution and Servicing Fee and a $1,000 Investment in the Fund, Assuming a 8% Annual Return:

1 Year	3 Years	5 Years	10 Years
$76	$164	$264	$574

Class Y Shares You Would Pay the Following Expenses Based on the Imposition of a 0.25% Distribution and Servicing Fee and a $1,000 Investment in the Fund, Assuming a 8% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$35	$113	$202	$484

Class I Shares You Would Pay the Following Expenses Based on the Imposition of a 0.15% Distribution and Servicing Fee and a $1,000 Investment in the Fund, Assuming a 8% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$34	$110	$196	$472

Class Z Shares You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 8% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$32	$105	$188	$454

PRO FORMA

Class A Shares

You Would Pay the Following Expenses Based on the Imposition of the 3.50% Sales Charge, a 1.00% Distribution and Servicing Fee and a $1,000 Investment in the Fund, Assuming a 8% Annual Return:

1 Year	3 Years	5 Years	10 Years
$80	$178	$287	$620

Class D Shares

You Would Pay the Following Expenses Based on the Imposition of the 3.50% Sales Charge, a 0.90% Distribution and Servicing Fee and a $1,000 Investment in the Fund, Assuming a 8% Annual Return:

1 Year	3 Years	5 Years	10 Years
$79	$175	$282	$610

Class Y Shares You Would Pay the Following Expenses Based on the Imposition of a 0.25% Distribution and Servicing Fee and a $1,000 Investment in the Fund, Assuming a 8% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$39	$124	$221	$525

Class I Shares You Would Pay the Following Expenses Based on the Imposition of a 0.15% Distribution and Servicing Fee and a $1,000 Investment in the Fund, Assuming a 8% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$38	$121	$216	$514

Class Z Shares You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 8% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$36	$116	$208	$496

The examples are based on the actual and pro forma annual fees and expenses of Class A Shares, Class D Shares, Class Y Shares, Class I Shares and Class Z Shares set out in the tables above (without reflecting the effect of the Incentive Fee Cap Agreement, which would have resulted in the pro forma basis equaling the actual results shown in the table above) and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the examples. A greater rate of return than that used in the examples would increase the dollar amount of the asset-based fees paid by the Fund.

The contractual rates of the fees payable by the Fund to the Investment Manager, and the actual fee rates paid to the Investment Manager by the Fund for the fiscal year ended September 30, 2025, is set forth in Exhibit C. The dates on which the Current Investment Management Agreement was most recently (i) approved by the Board of Trustees; and (ii) submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit C.

Incentive Fee Proposal to be included in New Investment Management Agreement

If approved at the Special Meeting, the New Investment Management Agreement and the Incentive Fee Proposal will become effective upon the closing of the Transaction, such that the Incentive Fee Proposal, if approved, will be reflected in the New Investment Management Agreement. In any event, other than with respect to the Incentive Fee Proposal, the New Investment Management Agreement will have terms that are materially identical in substance to the terms of the Current Investment Management Agreement as described above. If the Incentive Fee Proposal is approved, the amount of the Income-Based Incentive Fee payable to the Investment Manager could be higher or lower than under the current calculation methodology. As a result, the amount of incentive fee paid by the Fund to the Investment Manager may increase. However, if the Incentive Fee Proposal is approved, the Investment Manager has agreed for not less than two years from the date of the New Investment Management Agreement, to cap the incentive fee earned so that the Fund does not pay a higher incentive fee than it would have paid under the prior methodology. The Incentive Fee Cap Agreement will be made in writing and neither the Investment Manager nor the Fund will be able to terminate it without the consent of the other.

If the Incentive Fee Proposal is not approved, the incentive fee methodology under the Current Investment Management Agreement will remain in place and the Fund’s investors will continue to be limited to qualified clients.

Expense Agreements

The Investment Manager and the Fund have entered into an expense limitation agreement (the “Expense Limitation Agreement”) under which the Investment Manager has agreed to reduce its fees and/or absorb expenses of the Fund to ensure that total fund operating expenses after fee waiver and/or reimbursement (excluding any taxes, interest expense, sales charges and other brokerage commissions, other transaction related expenses, acquired fund fees and expenses, incentive fees, expenses incurred in connection with any merger or reorganization, Distribution and Servicing Fees and extraordinary expenses) will not exceed 3.00% of the net assets of the Fund (the “Expense Limitation”). In consideration of the Investment Manager’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Investment Manager pro rata in the amount of any Fund expense paid or waived by it, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) so long as the Fund is able to effect such repayment without causing the Fund’s expense ratio (after the repayment) to exceed the lesser of (i) the expense limit in effect at the time of the waiver and (ii) the expense limit in effect at the time of the repayment. Since the initial term ended February 2, 2021, the Agreement has automatically renewed for consecutive one-year terms, and will continue to do so unless terminated by the Fund or the Investment Manager upon 30 days written notice.

Additional Information Pertaining to the Investment Manager

The following table sets forth the name, position and principal occupation of each current executive officer of the Investment Manager as of January [•], 2026. Each individual’s address is c/o Keystone National Group LLC, 60 E. South Temple, Suite 2100, Salt Lake City, Utah 84111.

Name	Principal Occupation at Keystone
Bradley Allen	Managing Partner
John Earl	Managing Partner
Taylor Jackson	Managing Partner
Brandon Nielson	Managing Partner

The Fund did not pay any amounts to the Investment Manager or any other affiliated person of the Investment Manager for services to the Fund (other than pursuant to the Current Investment Management Agreement). There were no brokerage commissions paid by the Fund to affiliated brokers of the Investment Manager for the fiscal year ended September 30, 2025.

As of November 30, 2025 (the “Record Date”), no non-employee officer or Independent Trustee owns securities of, or has any other material direct or indirect interest in, the Investment Manager or any person controlling, controlled by or under common control with the Investment Manager. As of the Record Date, no independent Trustee has had any material interest, direct or indirect, in any material transaction involving the Fund, proposed or otherwise, since the beginning of the Fund’s fiscal year ended September 30, 2025, to which Keystone was a party.

Placement Agent

PINE Distributors LLC (the “Placement Agent”) is the placement agent of the shares of the Fund and is located at 501 S. Cherry Street, Suite 610, Denver, CO 80246. The Placement Agent is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.

Administrator

UMB Fund Services, Inc. (“UMB”), whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, serves as the administrator for the Fund. UMB provides administrative services to the Fund pursuant to an administration agreement between the Fund and UMB.

Appraisal Rights

Shareholders do not have any appraisal rights in connection with the proposals.

Factors Considered by the Trustees and their Recommendation

At the meeting of the Board held on December 2, 2025, by a unanimous vote, the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved the Incentive Fee Proposal to reflect a change to the basis on which the incentive fee payable by the Fund to the Investment Manager is calculated from the net profits of the Fund, to the net income of the Fund, which excludes realized capital gains or losses or unrealized appreciation or depreciation.

In light of the anticipated change in control of the Investment Manager, at a meeting of the Board held on January 6, 2026, by a unanimous vote, the Board, including a majority of the Independent Trustees, approved the New Investment Management Agreement between the Investment Manager and the Fund on terms that are materially identical in substance to the terms of the Current Investment Management Agreement (except that if shareholders approve the Incentive Fee Proposal, the incentive fee payable to Keystone will be calculated differently).

In advance of the meetings, the Board requested and received materials from the Investment Manager to assist the Board in considering the approval of the New Investment Management Agreement and the Incentive Fee Proposal. The Board did not consider any single factor as controlling in determining whether or not to approve the New Investment Management Agreement or the Incentive Fee Proposal. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of the Investment Manager. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the New Investment Management Agreement, inclusive and exclusive of the income-only incentive fee calculation methodology that is the subject of the Incentive Fee Proposal.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered that the nature and extent of the investment advisory services to be provided by the Investment Manager to the Fund under the New Investment Management Agreement, including the selection of Fund investments, would be the same as the services currently being provided under the Current Investment Management Agreement. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Investment Manager to the Fund including, among other things, providing office facilities, equipment, and personnel. The Board reviewed and considered the qualifications of the portfolio managers and other key personnel of the Investment Manager who provide the investment advisory and administrative services to the Fund and will continue to provide such services under the New Investment Management Agreement. The Board determined that the Investment Manager’s portfolio managers and key personnel are well-qualified by education and/or training and experience to perform the services for the Fund in an efficient and professional manner. The Board also took into account the Investment Manager’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided to the Fund was satisfactory.

PERFORMANCE

The Board considered the investment performance of the Investment Manager with respect to the Fund. The Board considered the performance of the Fund, noting that the Fund had generated a net internal rate of return within its historical range of rates of other private funds with a similar investment mandate under the management of the Investment Manager. The Board concluded that the performance of the Fund was satisfactory.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER INVESTMENT MANAGERS

The Board considered the investment management and incentive fees and total expenses of the Fund under the Current Investment Management Agreement as compared to the investment management and incentive fees and total expenses assuming the approval of the New Investment Management Agreement and the Incentive Fee Proposal. The Board also considered that the investment management fees were comparable to the fees payable by other private funds. In addition, the Board noted that the Investment Manager has contractually agreed to limit total annual operating expenses until assets support the expenses of the Fund.

The Board also considered that shifting from a net profits to net income based incentive fee would allow investors that are not “qualified clients” to invest in the Fund, resulting in a larger, potentially more efficient portfolio. The Board concluded that the investment management fees paid by the Fund and the change in the calculation methodology of the incentive fee payable were reasonable and satisfactory in light of the services provided. In so concluding, the Board took into account that while it was possible for the aggregate amount of incentive fees payable to the Investment Manager to increase under the income-only incentive fee methodology, the Investment Manager had agreed for a period of not less than two years from the date of the New Investment Management Agreement to cap the incentive fee earned so that the Fund does not pay a higher incentive fee than it would have paid under the prior methodology. The Board also determined that the current calculation methodology of the incentive fee was reasonable and satisfactory in light of the services provided.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Fund’s investment management under the New Investment Management Agreement. The Board considered the Fund’s management and incentive fees, under the current and proposed incentive fee calculation methodology, and concluded that the fees were reasonable and satisfactory in light of the services provided. The Board also determined that, given the Fund’s current size, economies of scale were not present at this time.

PROFITABILITY OF KEYSTONE

The Board considered that the Investment Manager does not assess its profitability on a fund or account basis and reviewed the Investment Manager’s financial condition. The Board noted that its financial condition appeared stable. The Board determined that the investment management fees and the compensation to the Investment Manager were reasonable and the financial condition was adequate.

ANCILLARY BENEFITS AND OTHER FACTORS

The Board also discussed other benefits to be received by the Investment Manager from its management of the Fund including, without limitation, the ability to market its advisory services for similar products in the future. The Board noted that the Investment Manager does not have affiliations with the Fund’s transfer agent, fund accountant, custodian, or distributor and, therefore, does not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the compensation to the Investment Manager, both as currently payable and as proposed to be changed, was reasonable in light of the fall-out benefits, if any, to the Investment Manager.

GENERAL CONCLUSION

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded, in the exercise of its reasonable business judgment, that it would be in the best interest of the Fund and its shareholders to approve the New Investment Management Agreement and the Incentive Fee Proposal.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Investment Management Agreement and the Incentive Fee Proposal.

Required Vote

As provided under the 1940 Act, approval of the New Investment Management Agreement and the Incentive Fee Proposal will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. The shareholders of the Fund will vote together as a single class.

If the shareholders of the Fund do not approve the New Investment Management Agreement, but, as is contemplated, the Investment Manager and Virtus proceed to closing of the Transaction, the closing will result in the termination of the investment management agreement of the Fund pursuant to the 1940 Act, so the Board will have to determine what action to take in the best interests of the shareholders of the Fund to ensure continued management of the Fund. It is likely that in order to ensure that the Fund continues to be managed, an interim investment management agreement between the Fund and the Investment Manager will be entered into and will continue in force for a period of up to 150 days. The fees payable under such an interim investment management agreement are required to be paid to an interest-bearing escrow account, which will be released if the Fund’s shareholders ultimately vote to approve the New Investment Management Agreement.

If the shareholders of the Fund do not approve the Incentive Fee Proposal, then the Fund’s current incentive fee calculation methodology will be included in the New Investment Management Agreement. Under the current incentive fee methodology, the incentive fee paid by the Fund is based on net profits of the Fund, which reflect changes in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses. It is impossible to predict with certainty the amount, if any, of incentive fee that may be payable for any period. Changing the type of incentive fee as proposed would allow Fund shares to be sold to investors who are currently not permitted to invest in the Fund because they are not “qualified clients” within the meaning of the Investment Advisers Act of 1940, as amended, so if this proposal is not approved the Fund will continue to be limited to “qualified clients.”

FOR THE REASONS SET FORTH ABOVE, THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE NEW INVESTMENT MANAGEMENT AGREEMENT AND THE AMENDED INVESTMENT MANAGEMENT AGREEMENT.

PART 2

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on November 30, 2025 will be entitled to notice of, and to vote at, the Special Meeting. On November 30, 2025, the following shares of each class of the Fund were outstanding and entitled to vote:

Class	Shares outstanding and entitled to vote
Class A	2,024.4440
Class D	530,208.2120
Class I	1,145,439.9730
Class Y	2,155,662.8660
Class Z	14,161,043.1920

PART 3

INFORMATION ON PROXY VOTING AND THE SPECIAL MEETING

Who is Eligible To Vote

Shareholders of record of the Fund as of the close of business on November 30, 2025 (the “record date”) are entitled to vote on all of the Fund’s business at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shareholders do not have appraisal rights. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to the shareholder’s instructions. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Fund does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law or pursuant to special meetings called by the Board of Trustees or a majority of shareholders, or in the future in compliance with the requirements of any exchange on which the Fund’s shares may be listed. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Fund at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Proxies, Quorum and Voting at the Special Meeting

Shareholders may use the proxy cards provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Fund. The Fund’s secretary is Ms. Michelle Mattson, and she may be reached at the following address: 60 E. South Temple, Suite 2100, Salt Lake City, UT 84111. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on a received proxy, the persons named as proxies will vote the shares represented thereby in favor of the proposal described herein and will use their best judgment to vote on such other business as may properly come before the Special Meeting or any adjournment thereof.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy cards to vote their shares. Shareholders will need to enter the control number set forth on their proxy cards and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning each executed proxy card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy cards and enter the control number set forth on the proxy cards. Shareholders will be prompted to follow a simple set of instructions, which will appear on the website.

Or you may vote in person at the Special Meeting at the offices of Keystone at 60 E. South Temple, Suite 2100, Salt Lake City, Utah 84111 at 9 a.m. Mountain Time on February [25], 2026.

Quorum. The presence in person or by proxy of the holders of one-third (33-1/3%) of the shares of the Fund present in person or represented by proxy and entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. For purposes of determining the presence of a quorum, abstentions, broker “non-votes” or withheld votes will be counted as present. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions. Generally, broker non-votes will exist only if at least one matter submitted to shareholders is a routine matter on which brokers may exercise discretion to vote without having received instructions from the beneficial owners. Because there are no routine matters proposed for a vote at the Special Meeting, the Fund does not expect to receive any broker non-votes.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, the Fund expects the chairman of the Special Meeting to adjourn the Special Meeting (from time to time in his or her discretion) in order to solicit additional proxies. Any adjournment may be held without the necessity of further notice. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As provided under the 1940 Act, approval of the Proposal will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of Trustees of the Fund. The cost of soliciting proxies, including the costs related to the solicitation of shareholders, printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, will be borne by the Investment Manager and Virtus. The Fund does not expect to utilize the services of a third-party solicitor; however, Okapi Partners will serve as the proxy tabulator for an estimated fee of approximately $10,000. Those fees do not reflect the costs associated with printing and mailing of the Proxy Materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding Proxy Materials to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote.

Voting by the Investment Manager

To the extent that affiliates of the Investment Manager own shares of the Fund, each intends to vote Fund shares in favor of the Proposal.

Ownership of the Fund

As of the record date, the current Trustees and officers as a group owned approximately [•]% of the outstanding shares of the Fund or any class of the Fund. Each person that, to the knowledge of the Fund, owned beneficially or of record 5% or more of the outstanding shares of a class of the Fund as of the record date is listed in Exhibit C to this proxy statement.

Procedures for Shareholder Communications with the Board

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board of Trustees by addressing the communication directly to the Board of Trustees (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustee(s)) and by sending the communication to the Fund’s address for the Trustee(s) at c/o Keystone Private Income Fund, 60 E, South Temple, 2100, Salt Lake City, UT 84111. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Business

While the Special Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Special Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

January [__], 2026

PART 4

OTHER MATTERS

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common e-mail address and who have not opted out of the householding process should receive a single copy of the proxy statement together with one Proxy Card or Voting Instruction Card, as applicable. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by calling 1-888-332-3320 or writing to the Fund at the following address: 60 E. South Temple, Suite 2100, Salt Lake City, UT 84111. Copies of this proxy statement and the accompanying Notice of Special Meeting are also available at www.keystonenational.com.

Service Providers

UMB Fund Services, Inc. (“UMB”), located at 235 West Galena Street, Milwaukee, WI 53212, serves as the Fund’s administrator and provides administrative services to assist with the Fund’s operational needs, including performing all actions related to the issuance and repurchase of shares of the Fund. Ultimus Fund Solutions, LLC, serves as the Fund’s transfer agent and registrar. UMB Bank, n.a., located at 928 Grand Blvd, Kansas City, MO 64106, serves as custodian for the Fund. PINE Distributors LLC, located at 501 S. Cherry Street, Suite 610, Denver, CO 80246, serves as the Fund’s placement agent.

Fiscal Year

The fiscal year-end of the Fund is September 30.

EXHIBIT A

FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

Keystone Private Income Fund

AGREEMENT made this ___ day of _________, 202_ (the “Effective Date”), by and between Keystone Private Income Fund, a Delaware statutory trust (the “Fund”), and Keystone National Group, LLC, a Delaware limited liability company (the “Investment Manager”).

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Fund desires to retain the Investment Manager to render investment management services with respect to the Fund and the Investment Manager is willing to render such services;

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.             APPOINTMENT AND ACCEPTANCE. The Fund hereby appoints the Investment Manager to act as Investment Manager to the Fund for the period and on the terms set forth in this Agreement. The Investment Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

The Investment Manager will, at its own expense, render the services and provide the office space, furnishings and equipment, and personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Investment Manager will not, however, pay for Fund expenses (as described in the Confidential Private Placement Memorandum and Statement of Additional Information of the Fund, as the same may be amended, supplemented or restated from time to time), including without limitation, any fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, due diligence and other costs incurred in connection with the identification, review, underwriting of each investment.

2.             DUTIES OF INVESTMENT MANAGER. The Fund employs the Investment Manager to furnish and manage a continuous investment program for the Fund. The Investment Manager will continuously review, supervise and (where appropriate) administer the investment program of the Fund, to determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, to provide the Fund with records concerning the Investment Manager’s activities which the Fund is required to maintain and to render regular reports to the Fund’s officers and Trustees concerning the Investment Manager’s discharge of the foregoing responsibilities. The Investment Manager may hire (subject to the approval of the Fund’s Board of Trustees (“Board”) and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of the Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund. The retention of a sub-adviser by the Investment Manager shall not relieve the Investment Manager of its responsibilities under this Agreement.

The Investment Manager shall discharge the foregoing responsibilities subject to the control of the Fund’s Board and in compliance with such policies as the Board may from time to time establish, with the objectives, policies, and limitations for the Fund set forth in the Fund’s registration statement as amended from time to time, and with applicable laws and regulations.

3.             FUND TRANSACTIONS. The Investment Manager is authorized to select the brokers or dealers and other professional advisors and consultants that will execute the purchases and sales of portfolio securities and other investments for the Fund and is directed to use its best efforts to obtain “best execution,” considering the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s Confidential Private Placement Memorandum and Statement of Additional Information, as the same may be amended, supplemented or restated from time to time, and resolutions of the Fund’s Board. The Investment Manager will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

It is understood that the Investment Manager will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s Prospectus and Statement of Additional Information.

4.             COMPENSATION OF THE INVESTMENT MANAGER.

(a) Investment Management Fee. For the services provided and the expenses assumed pursuant to this Agreement, the Fund shall pay to the Investment Manager compensation at an annual rate of 1.50%, payable monthly in arrears, based upon the Fund’s net assets as of month-end before management fees for the current month. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. In the case of a partial month, compensation will be based on the number of days during the month in which the Investment Manager invested Fund assets. Compensation will be paid to the Investment Manager before giving effect to any repurchase of beneficial interests in the Fund effective as of that date. The Investment Manager may, in its discretion and from time to time, waive all or a portion of its fee.

[(b) The Fund will also pay the Investment Manager an incentive fee calculated and payable monthly in arrears based upon the Fund’s net profits for the immediately preceding month (the “Incentive Fee”). The Incentive Fee will be equal to 15% of the excess, if any, of (i) the of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below).  For purposes of the Incentive Fee, the shall mean the amount by which the net asset value (“NAV”) of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee). The Fund shall maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar month of the Fund by the amount of the net losses of the Fund for the month, and (ii) decreased (but not below zero) upon the close of each calendar month by the amount of the net profits of the Fund for the month].

Payment of the Incentive Fee shall be subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets equal to 0.58333333% per month (or an annualized hurdle rate of 7.00%), subject to a “catch-up” feature. The “catch-up” feature is intended to provide the Investment Manager with an incentive fee of 15% on all of the Fund’s net profits when the Fund’s net profits reach 0.68627451% of net assets in any calendar month (8.24% annualized). For purposes of the Incentive Fee, net assets shall be calculated for the relevant month as the NAV of the Fund as of the first business day of each month.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5.             BOOKS AND RECORDS. The Investment Manager will maintain all books and records with respect to the securities transactions of the Fund and will furnish to the Fund’s Board such periodic and special reports as the Board may reasonably request. The Fund and the Investment Manager agree to furnish to each other, if applicable, current registration statements, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1, Rule 31a-2 and Rule 31a-4 promulgated under the 1940 Act which are prepared or maintained by the Investment Manager on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund on request.

6.             STATUS OF INVESTMENT MANAGER. The services of the Investment Manager to the Fund are not to be deemed exclusive, and the Investment Manager shall be free to render similar and any other services to others so long as its services to the Fund are not impaired thereby. The Investment Manager shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

7.             LIMITATION OF LIABILITY AND INDEMNIFICATION OF INVESTMENT MANAGER.

(a) In the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Investment Manager and any partner, director, officer or employee of the Investment Manager, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, mistake of law or for any act or omission by the person in connection with the performance of services to the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

(b) The Fund shall indemnify, to the fullest extent permitted by law, the Investment Manager, or any member, manager, officer or employee of the Investment Manager, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section  to the fullest extent permitted by law.

(c) The Investment Manager shall indemnify, to the fullest extent permitted by law, the Fund and all controlling persons of the Fund (as described in Section 15 of the Securities Act of 1933, as amended), against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Investment Manager, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Investment Manager. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section  to the fullest extent permitted by law.

8.             PERMISSIBLE INTERESTS. Trustees, agents, and interest holders of the Fund are or may be interested in the Investment Manager (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Investment Manager are or may be interested in the Fund as Trustees, interest holders or otherwise; and the Investment Manager (or any successor) is or may be interested in the Fund as an interest holder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Investment Manager if approved by the Fund’s Board, subject to the rules and regulations of the Securities and Exchange Commission.

9.             AUTHORITY; NO CONFLICT. The Investment Manager represents, warrants and agrees that: it has the authority to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Investment Manager or any of its affiliates are a party.

10.           LICENSE OF INVESTMENT MANAGER’S NAME. The parties agree that the name of the Investment Manager, the names of any affiliates of the Investment Manager and any derivative or logo or trademark or service mark or trade name are the valuable property of the Investment Manager and its affiliates. The Investment Manager hereby agrees to grant a license to the Fund for use of its name in the name of the Fund for the term of this Agreement and such license shall terminate upon termination of this Agreement. If the Fund makes any unauthorized use of the Investment Manager’s names, derivatives, logos, trademarks, or service marks or trade names, the parties acknowledge that the Investment Manager shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Investment Manager shall be entitled to injunctive relief, as well as any other remedy available under law.

11.           DURATION AND TERMINATION. This Agreement shall become effective on the Effective Date, and unless sooner terminated as provided herein, shall remain in effect for an initial two-year term, and thereafter, may continue in effect only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Board who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the interest holders of the Fund fail to approve the Agreement as provided herein, the Investment Manager may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty by vote of a majority of members of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to the Investment Manager, or by the Investment Manager at any time without the payment of any penalty, on 60 days written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 11, the terms “assignment”, “interested persons”, and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

12.           NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

If to the Investment Manager:

Keystone National Group, LLC

60 East South Temple, Suite 2100

Salt Lake City, Utah 84111

If to the Fund:

Keystone Private Income Fund

c/o UMB Fund Services, Inc.

Attn: Regulatory Administration

235 West Galena Street

Milwaukee, WI 53212

Facsimile: (414) 271-9717

Telephone: (414) 299-2000

13.           SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14.           GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

KEYSTONE PRIVATE INCOME FUND

By:
Title:

KEYSTONE NATIONAL GROUP, LLC

By:
Title:

EXHIBIT B

PROPOSED CHANGE TO INCENTIVE FEE CALCULATION METHODOLOGY

MARKED

CURRENT INVESTMENT MANAGEMENT AGREEMENT

Keystone Private Income Fund

4. COMPENSATION OF THE ADVISOR.

(a) Investment Management Fee. For the services provided and the expenses assumed pursuant to this Agreement, the Fund shall pay to the Advisor compensation at an annual rate of 1.50%, payable monthly in arrears, based upon the Fund’s net assets as of month-end before management fees for the current month. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. In the case of a partial month, compensation will be based on the number of days during the month in which the Advisor invested Fund assets. Compensation will be paid to the Advisor before giving effect to any repurchase of beneficial interests in the Fund effective as of that date. The Advisor may, in its discretion and from time to time, waive all or a portion of its fee.

(b) The Fund will also pay the Adviser an incentive fee calculated and payable monthly in arrears based upon the Fund’s net profits (the “Pre-Incentive Fee Net Investment Income”) for the immediately preceding month (the “Incentive Fee”). The Incentive Fee will be equal to 15% of the excess, if any, of (i) the ~~net profits~~ Pre-Incentive Fee Net Investment Income of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For purposes of the Incentive Fee, the term ~~“net profits”~~ Pre-Incentive Fee Net Investment Income shall mean the amount by which the net asset value (“NAV”) of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any interest income, dividend income and any other income (including any fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund received from its underlying investments but excluding any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses), minus the Fund’s operating expenses for the month. ~~(which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee)~~. The Fund shall maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar month of the Fund by the amount of the net losses of the Fund for the month, and (ii) decreased (but not below zero) upon the close of each calendar month by the amount of the net profits of the Fund for the month.

Payment of the Incentive Fee shall be subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets equal to 0.58333333% per month (or an annualized hurdle rate of 7.00%), subject to a “catch-up” feature. The “catch-up” feature is intended to provide the Adviser with an incentive fee of 15% on all of the Fund’s net profits when the Fund’s net profits reach 0.68627451% of net assets in any calendar month (8.24% annualized). For purposes of the Incentive Fee, net assets shall be calculated for the relevant month as the NAV of the Fund as of the first business day of each month.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

EXHIBIT C

INVESTMENT MANAGEMENT FEES

Contractual Investment Management Fee (as a percentage of Net Assets)	Investment Management Fee Rate Paid to Keystone (after waivers and reimbursements and/or recoupment, if any) for the Fiscal Year Ended September 30, 2025	Most Recent Date of Shareholder Approval of Existing Investment Management Agreement and Purpose of Submission to Shareholders	Most Recent Date of Approval of Existing Investment Management Agreement by the Board of Trustees
1.50%	1.50%	December 29, 2020 (approval of the Fund’s amended and restated investment management agreement with Keystone)	December 2, 2025

EXHIBIT D

5% OR GREATER OWNERSHIP OF A SHARE CLASS

The following table identifies those investors known to the Fund to own beneficially or of record 5% or more of the voting securities of a class of the Fund’s shares as of November 30, 2025. Any shareholder that owns 25% or more of the outstanding shares of the Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling the Fund or a class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Class A	Barbara A. Norton Trust 2 Stonebridge Cricle Wichita, KS 67230	2,024.4440	100.0%
Class D	Harry-Anna Investment Fund Inc. 24175 SE Highway 4580 Umatilla, FL 32784	79,106.1010	14.92%
Class D	Robert McCall 2010 Wind Creek Kingwood, TX 77345	34,379.8960	6.48%
Class D	Edward A. Jacobson 4324 Clayhead Road Richmond, TX 77406	29,764.0530	5.61%
Class D	Hoffman 2011 Family Trust 2627 Bayshore Drive, Apt 3001 Coconut Grove, FL 33133	72,013.6420	13.58%
Class D	Kenneth C. Hoffman 2627 Bayshore Drive, Apt 3001 Coconut Grove, FL 33133	37,450.7940	7.06%
Class I	Marcus A. Erling RO PO Box 208 Verdi, NV 89439	58,283.6730	5.09%
Class I	Century Park Income Fund 125 East Elm Street, Suite 200 West Conshohocken, PA 19428	78,585.8860	6.86%
Class I	Century Park Growth & Income Fund 300 Barr Harbor Drive West Conshohocken, PA 19428	98,858.7090	8.63%
Class I	Bay Avenue Income Solutions LLC 33 West 14th Street, 4th Floor Columbus, GA 31901	60,164.3180	5.25%

As of the Record Date, the Trustees and officers of the Fund, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.

PROXY	PROXY

KEYSTONE PRIVATE INCOME FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 25, 2026

60 E. South temple, suite 2100, salt lake city, utah 84111

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the “Fund”), revoking prior proxies, hereby appoints Brad Allen and John Earl, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on February 25, 2026 at 9:00 a.m., Mountain Time, at the offices of Keystone National Group LLC, 60 E. South Temple, Suite 2100, Salt Lake City, Utah 84111, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If signing for a partnership or LLC, please sign in partnership or LLC name by authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.	By Phone: Call Okapi Partners toll-free at: (855) 305-0857 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 8:00 PM (EST).

OR

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” BOTH PROPOSALS

2.	By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/Keystone2026 and follow the simple on-screen instructions. Alternatively, you can also submit your vote by scanning the unique QR code below and following the simple on-screen instructions:

INSTRUCTIONS:	TO VOTE, MARK BOXES
BELOW IN BLUE OR BLACK	INK AS SHOWN IN THIS
EXAMPLE: ☒

INSERT QR CODE

OR

3.	By Mail: Sign, Date, and Return this proxy card using the enclosed postage paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on February 25, 2026

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment management agreement between the Fund and Keystone National Group, LLC (“Keystone”) in light of the anticipated change in control of Keystone.	☐	☐	☐

2.	To approve an incentive fee payable to Keystone that is based on the net income of the Fund, excluding realized capital gains or losses or unrealized appreciation or depreciation.	☐	☐	☐

To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 25, 2026

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/KEYSTONE